American Century Investment Trust Prospectus and Summary Prospectus Supplement Short Duration Fund Core Plus Fund
Supplement dated November 1, 2013 ¡ Prospectuses dated July 26, 2013

The following replaces the third sentence in the second paragraph in the Principal Investment Strategies section on page 3 of the prospectus and page 2 of the summary prospectus for the Short Duration fund and on page 3 of the prospectus and page 2 of the summary prospectus for the Core Plus fund.

The fund considers a security to be an emerging markets security if its issuer is located outside the following developed countries list, which is subject to change: Australia, Austria, Belgium, Bermuda, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, The Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States.

The following replaces the third sentence in the second paragraph in the What are the fund’s principal investment strategies? section on page 7 of the prospectus for the Short Duration fund and on page 6 of the prospectus for the Core Plus fund.

The fund considers a security to be an emerging markets security if its issuer is located outside the following developed countries list, which is subject to change: Australia, Austria, Belgium, Bermuda, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, The Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States.

©2013 American Century Proprietary Holdings, Inc. All rights reserved.

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